UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      August 23, 2007

Abington Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-52705	20-8613037
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

180 Old York Road, Jenkintown, Pennsylvania	19046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (215) 886-8280

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 23, 2007, Abington Bancorp, Inc. (the "Company") issued a press release announcing a cash dividend of $0.045 per share on the Company's common stock payable on September 19, 2007 to shareholders of record on September 5, 2007.

For additional information, reference is made to the Company’s press release dated August 23, 2007, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press Release, dated August 23, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABINGTON BANCORP, INC.

By: /s/ Robert W. White

Name: Robert W. White
Title: Chairman, President and
Chief Executive Officer

Date: August 29, 2007

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated August 23, 2007

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